UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

               Delaware                                               1-2257                                              13-1394750

(State or other jurisdiction                           (Commission                                         (IRS Employer

       of incorporation)                                     File Number)                                      Identification No.)

135 East 57th Street, 14th Floor, New York, NY                   10022

(Address of principal executive offices)                          (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.o

Item 3.02.  Unregistered Sales of Equity Securities.

On September 28, 2018 the Board of Directors authorized the issuance of 20,000 shares of Common Stock to Alberto Shaio. Such issuance was issued pursuant to the exemption from registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2018, the Board of Directors unanimously elected Mr. Salvatore J. Zizza to be Chairman of the Board (a non-executive position). Mr. Zizza, 72, has served as an independent director since December 2009 and was elected Vice Chairman of the Board (a non-executive position) of the Company on September 29, 2010. He currently serves as the Chairman of Zizza & Associates, LLC. and of Bethlehem Advanced Materials. Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds. He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds. He has been Director of General Employment Enterprises Inc. since January 8, 2010 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003. Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999. Mr. Zizza has previously served as Chief Executive Officer and Chairman of the Board of General Employment Enterprises Inc. from December 23, 2009 until December 26, 2012. Mr. Zizza had served as President and Chief Operating Officer of Bion Environmental Technologies Inc. from January 13, 2003 until December 31, 2005 and has served as Non Executive Chairman of Harbor BioSciences, Inc. since March 27, 2009. He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009. Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences. In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the SEC.

On September 28, 2018, the Board of Directors unanimously elected Mr. George W. Schiele to be Vice Chairman of the Board (a non-executive position). Mr. Schiele, 87, has served as a director since December 2009 and was elected Chairman of the Board (a non-executive position) of the Company on September 29, 2010. Mr. Schiele currently serves as a trust management and private investment officer and has held such positions since 1974. He is also President of ten other private companies, Vice President or Trustee of nine entities and President or Vice President of two Foundations. Mr. Schiele additionally serves as Trustee of ten private trusts from 1974 through the present. Mr. Schiele serves as an officer of two charitable foundations since 1974 and 2006 has been Managing Partner of two investment partnerships since 2008. From 2003 until 2013 he was a Director of Connecticut Innovations, Inc., one of the nation’s five most active venture capital firms and was Chairman of its Investment Advisory and

Investment Committees from 2004 until 2013, responsible during his tenure for more than 200 VC investments. He was also a Director and officer of The Yankee Institute until 2016.

On September 28, 2018, Trans-Lux Corporation executed an employment agreement with Alberto Shaio, President and Chief Executive Officer, effective on October 1, 2018 which expires on October 1, 2020.  The agreement provides for compensation at the annual rate of $300,000 per annum.  The agreement entitles Mr. Shaio to twenty days’ paid vacation per year, a vehicle allowance, business expense reimbursement and certain employee benefits generally available to employees of the Corporation.  The agreement provides for certain severance benefits depending on whether Mr. Shaio leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed herewith as Exhibit 10.1. As described under Item 3.02 Unregistered Sales of Equity Securities, Mr. Shaio was granted 20,000 shares of Common Stock.

Mr. Shaio, 70, was appointed President and Chief Executive Officer of the Company on August 9, 2018 and has served as a director for the Company since October 2, 2013. Previously he was appointed Interim Chief Executive Officer on April 24, 2018 and he served as Chief Operating Officer of the Company from October 6, 2014 until his appointment as President and Chief Executive Officer. Prior thereto, Mr. Shaio served as President and CEO of Craftsmen Industries from January 1, 2011 through September 1, 2013 and held various posts with Farrel Corporation (Ansonia CT and Rochdale England) from 1986 until December 31, 2010, including the role of President and CEO since 2003. Mr. Shaio was a Director of the HF Mixing Group (Germany) from 2002 until 2010. From 1970 through 1986, Mr. Shaio was General Manager, Vice President or President of various companies such as Pavco, Filmtex (Colombia SA), and the Interamerican Investment Group. He has served on the board of directors of New Energy Corporation, Farrel Corporation, Interactive Systems, Polifilm, Filmtex, PAVCO SA, and Harburg Freudenberg Maschinenbau GmbH (Germany) and on the Board of Advisors of Scorpion Capital.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit 10.1

Employment agreement with Alberto Shaio dated September 28, 2018, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2018	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

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